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                                                                  Exhibit 99.1


                           FORM OF VOTING AGREEMENT


         THIS VOTING AGREEMENT, dated as of October 4, 2002 (this "AGREEMENT"), by the parties identified on Schedule A hereto (each, a "STOCKHOLDER" and collectively, the "STOCKHOLDERS"), to and for the benefit of JDN Realty Corporation, a Maryland corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, as of the date hereof, each of the Stockholders owns beneficially the number of common shares, without par value (the "PARENT COMMON STOCK"), of Developers Diversified Realty Corporation, an Ohio corporation ("PARENT"), set forth opposite such Stockholder's name on Schedule A hereto (such shares, together with (i) any shares of Parent Common Stock acquired by such Stockholder prior to the termination of this Agreement, and (ii) any shares issued or exchanged with respect to such shares of Parent Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of Parent, are collectively referred to herein as the "SHARES");

         WHEREAS, concurrently with the execution of this Agreement, Parent, DDR Transitory Sub, Inc., a Maryland corporation and wholly owned subsidiary of Parent ("MERGER SUB"), and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"; capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the "MERGER"); and

         WHEREAS, as a condition to the willingness of the Company, Parent and Merger Sub to enter into the Merger Agreement, the Company has requested each of the Stockholders to agree, and in order to induce the Company to enter into the Merger Agreement, such Stockholders are willing to agree to vote in favor of adopting the Merger Agreement and approving the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

         Section 1. VOTING OF SHARES.

                  (a) Until the termination of this Agreement in accordance with the terms hereof, each Stockholder hereby agrees that, at the Stockholders' Meeting of Parent or any other meeting of the stockholders of Parent, however called, and in any action by written consent of the stockholders of Parent, each Stockholder will (i) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum, and (ii) vote all of such Stockholder's Shares (A) in favor of adoption of the





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         Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, and (B) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement or which would reasonably be expected to result in any of the conditions to the Merger Agreement not being fulfilled. In addition, each Stockholder agrees that it will, upon request by the Company, furnish written confirmation, in form and substance reasonably acceptable to the Company, of such Stockholder's vote in favor of the Merger Agreement and the Merger. Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict Stockholder from acting in his capacity as director or officer of Parent, to the extent applicable, it being understood that this Agreement shall apply to Stockholder solely in his capacity as a stockholder of Parent.

                  (b) In the event that Stockholder fails to satisfy its obligations under clauses (a)(i) or (a)(ii) above, Stockholder hereby grants the Company a power of attorney up to and through the termination of this Agreement to execute and deliver a proxy in the form attached hereto as Annex A for and on behalf of Stockholder, such power of attorney, which being coupled with an interest, shall survive death, disability, bankruptcy, or any other such impediment of Stockholder.

         Section 2. TRANSFER OF SHARES. Each Stockholder represents and warrants that it has no present intention of taking action to, prior to the termination of this Agreement, and shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), tender or otherwise dispose of any of the Shares, (b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement, or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer (including by operation of law) or other disposition of any Shares. Notwithstanding anything to the contrary in clauses (a) and (c) above, in the case of an individual Stockholder, such Stockholder may transfer any or all of its Shares; provided, however, that in any such case, prior to and as a condition to the effectiveness of such transfer, each person as to which any of such Shares or any interest in any of such Shares is or may be transferred shall have executed and delivered to each of the Company and Parent a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement.

         Section 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Each Stockholder hereby represents, warrants and covenants to the Company with respect to itself and its ownership of its Shares as follows:

                  (a) Such Stockholder has all legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                  (b) Such Stockholder is the beneficial owner of its Shares and will continue to be the beneficial owner of its Shares until the termination of this Agreement, except as permitted by Section 2 of this Agreement.

                  (c) This Agreement has been duly executed and delivered by such Stockholder.




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                  (d) This Agreement constitutes the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights generally, by general equity principles, (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

                  (e) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with or violate any trust agreement or other similar documents relating to any trust of which such Stockholder is trustee, (ii) conflict with or violate any law applicable to such Stockholder or by which such Stockholder or any of such Stockholder's properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any assets of such Stockholder, including, without limitation, such Stockholder's Shares, pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets is bound or affected, except for any such breaches, defaults, conflicts, violations or other occurrences that would not prevent or delay the performance by such Stockholder of such Stockholder's obligations under this Agreement.

                  (f) Until the termination of this Agreement, Stockholder will not (and will use Stockholder's reasonable best efforts to cause the Company, its officers, directors and employees and any investment banker, attorney, accountant or other advisor or representative of Stockholder or the Company or any of the same not to) (i) solicit, initiate or knowingly encourage (including by furnishing nonpublic information) any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, (ii) participate in any discussions or negotiations in furtherance of such inquiries or to obtain an Acquisition Proposal, or the making of any proposal that constitutes any Acquisition Proposal, or (iii) or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal. Notwithstanding any provision of this Section 3(f) to the contrary, if any Stockholder is a member of the Company's Board of Directors, such member of the Board of Directors may take actions in such capacity to the extent permitted by Sections
         6.4 and 8.1(e) of the Merger Agreement.

                  (g) The Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger.

                  (h) The Stockholder agrees to execute and deliver any additional documents necessary, in the reasonable opinion of the Company, to carry out the purpose and intent of this Agreement.

         Section 4. TERMINATION. This Agreement shall terminate upon the earliest to occur of (i) the Effective Time or (ii) the termination of the Merger Agreement in accordance with the terms





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thereof; provided that no such termination shall relieve any party of liability for a breach hereof prior to termination.

         Section 5. MISCELLANEOUS.

                  (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any other person any rights or remedies hereunder. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

                  (b) Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise without the prior written consent of the other parties hereto. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

                  (c) All notices, requests, claims, demands and other communications to be given under this Agreement shall be in writing and shall be deemed given (i) three (3) business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; PROVIDED, HOWEVER, that the fax is promptly confirmed by telephone confirmation thereof, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

         if to the Company:

         JDN Realty Corporation
         359 East Paces Ferry Road
         Suite 450
         Atlanta, GA 30305
         Attention: Chief Executive Officer
         Facsimile: (404) 364-6446

         with a copy to:

         King & Spalding
         191 Peachtree Street
         Atlanta, Georgia 30303
         Facsimile: (404) 572-5147
         Attention: John J. Kelley III

         if to Stockholders:




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         At the address set forth opposite such Stockholder's name on Schedule A with a copy to:

         Baker & Hostetler LLP
         3200 National City Center
         1900 East Ninth Street
         Cleveland, Ohio 44114
         Attention: Suzanne Hanselman
         Facsimile: (216) 696-0740

                  and

         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, New York 10019
         Attention: Richard L. Posen
         Facsimile: (212) 728-8111

         or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

                  (d) This Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without giving effect to the choice of law provisions thereof.

                  (e) The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (f) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) if necessary, a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and
         (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                  (g) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court or New York State court sitting in the Borough of Manhattan, City of New York, this being




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         in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction and exclusive venue of any Federal court or New York State court sitting in the Borough of Manhattan, City of New York in the event any dispute arises out of this Agreement or the validity, performance or enforcement of this Agreement, and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court.

                  (h) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

                  (i) The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to the sections and paragraphs of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a person are also to its permitted successors and assigns.

                  (j) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

















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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed as of the date first written above.



                                              __________________________________
                                              Scott A. Wolstein


                                              __________________________________
                                              David M. Jacobstein

                                              __________________________________
                                              Daniel B. Hurwitz

                                              __________________________________
                                              James A. Schoff

                                              __________________________________
                                              Joan U. Allgood


                                              __________________________________
                                              William H. Schafer


                                              __________________________________
                                              Eric M. Mallory


                                              __________________________________
                                              Richard E. Brown






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Agreed and Acknowledged:

JDN REALTY CORPORATION

By:
    ----------------------------
     Name:   Craig Macnab
     Title:  CEO


























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